FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 9, 2004

Date of Report (Date of earliest event reported)

ILX Resorts Incorporated

Exact name of Registrant as specified in its charter

ARIZONA

(State or other jurisdiction of incorporation

001-13855

86-0564171

(Commission File

(I.R.S. Employer

Number)

Identification No.)

2111 E. Highland Avenue, Suite 210, Phoenix, AZ 85016

(Address of principal executive offices)

Registrant's telephone number, including area code 602-957-2777

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)

Exhibits:

99.1

Press release dated February 9, 2004, announcing results for the fourth quarter ended December 31, 2003.

Item 9.  Regulation FD Disclosure

This Current Report on Form 8-K is being furnished to disclose the press release issued by the registrant on February 9, 2004.  The purpose of the press release, which is furnished as Exhibit 99.1 hereto pursuant to Item 12. of Form 8-K, was to announce the results for the fourth quarter ended December 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILX Resorts Incorporated

Date:  February 9, 2004

/s/  Joseph P. Martori

 Joseph P. Martori

 Chairman